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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  October 29, 1999

                                Four Media Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                          0-21943                             95-4599440
--------------              ----------------------              -------------------------
  (State of                (Commission File Number)                    (IRS Employer
Incorporation)                                                      Identification No.)
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                           2813 West Alameda Avenue
                           Burbank, California 91505
                           -------------------------
              (Address of principal executive offices) (Zip Code)

                                (818) 840-7000
                     -------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
          ------------

     On November 1, 1999, Four Media Company, a Delaware corporation (the
"Company"), announced that it had entered into a letter of intent on October 29, 1999 to sell 100% of its issued and outstanding common stock to Liberty Media
Corporation ("Liberty Media"). As contemplated by the letter of intent, 100% of the Company's issued and outstanding common stock will be acquired in a tax-free exchange in consideration for the issuance of approximately 6,352,783.5 shares of Class A Liberty Media Group Stock, par value $1.00 ("LMG.A Shares"). One
LMG.A Share will be issued for each 3.1 shares of Company common stock outstanding.

     Warburg, Pincus Equity Partners, L.P., Fleming Asset Management USA and
Robert T. Walston, collectively holders of approximately 70% of the Company's issued and outstanding common stock, are expected to enter into agreements with Liberty Media to vote in favor of the transaction. The transaction is subject to execution of definitive documentation, expiration of applicable waiting periods under pre-notification regulations, Company stockholder and Board of Director approval and other customary closing conditions, including other appropriate corporate approvals. The parties contemplate that a definitive agreement will be signed in mid-November 1999 and closing is anticipated to occur the first quarter of 2000. Copies of the Company's press release and letter of intent are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         7(c)  Exhibits
               --------

         99.1  Press release of Four Media Company dated November 1, 1999

         99.2  Letter of Intent dated October 29, 1999 by and among Liberty
               Media Corporation, Four Media Corporation, Technical Services
               Partners, L.P. and Warburg, Pincus Equity Partners, L.P.,
               Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg,
               Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus
               Netherlands Equity Partners III, C.V.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 1, 1999
                                       FOUR MEDIA COMPANY

                                       By: /s/ William E. Niles
                                           --------------------
                                           William E. Niles
                                           Vice President of Business Affairs,
                                           General Counsel and Secretary

                                       4
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                                 EXHIBIT INDEX
                                 -------------

         99.1  Press release of Four Media Company dated November 1, 1999

         99.2  Letter of Intent dated October 29, 1999 by and among Liberty
               Media Corporation, Four Media Corporation, Technical Services
               Partners, L.P. and Warburg, Pincus Equity Partners, L.P.,
               Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg,
               Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus
               Netherlands Equity Partners III, C.V.

                                       5